
HERITAGE OAKS BANCORP

Investor Presentation For The West Coast CEO Forum

February 3-4 2016 | Los Angeles, CA

FIG Partners

HERITAGE OAKS BANCORP

FORWARD LOOKING STATEMENTS

Certain statements contained in this Presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the continuing relative softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or changes in interest rates on our net interest margin; our ability to attract and retain employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber attack; any compromise in the secured transmission of confidential information over public networks; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides and wildfires, may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and / or the values of collateral securing loans; the possibility of an unfavorable ruling in a legal matter in which we are involved, and the potential impact that it may have on earnings, reputation or our operations; and the possibility that any expansionary activities will be impeded while the FDIC's and CA DBO's joint Consent Order remains outstanding, and / or that we will be unable to comply with the requirements set forth in the Consent Order, which could result in restrictions on our operations, and other risks described in our annual report on Form 10-K that is on file with the Securities and Exchange Commission. (Please see the Company's Risk Factors identified in the Company's most recent Form 10-K and Form 10-Q filed on March 6, 2015 and October 30, 2015, respectively). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

OVERVIEW OF FRANCHISE

- Publicly traded on NASDAQ (symbol: HEOP)
- Largest community bank headquartered on California's Central Coast
- $1.90 billion in total assets as of 12/31/2015, up from $1.71 billion at 12/31/2014
- Celebrating our 33rd year of operation
- 12 branch offices and 1 loan production office at 12/31/2015; footprint covers Paso Robles to Oxnard
- 283 full-time equivalent employees at 12/31/2015
- Well Capitalized, Solid Margins, Strong Credit Quality
- Strong core deposit base (33% non-interest bearing accounts)
- Declared dividend for last six consecutive quarters. Dividends were $0.23 for the year and the current yield is 3.2% based on the current price of $7.41 as of 01/28/2016
- Focused on agri-business, hospitality, and local business/consumer clients

MARKET DEMOGRAPHICS

Leading Community Bank in Highly Attractive Market Area

- Heritage Oaks Bank ranks #1 in market share of community banks in San Luis Obispo County, and #2 in Santa Barbara County;
- Coastal California market area attracts high net-worth individuals and middle market businesses;
- Household income in footprint is 24% higher than national average; and
- Agriculture, tourism, and technology are dominant industries.


SAN LUIS OBISPO
Paso Robles
Cambria
Templeton
Atascadero
Morro Bay
San Luis Obispo
Arroyo Grande
CALIFORNIA
SANTA BARBARA
Santa Maria
Goleta
Santa Barbara
VENTURA
Oxnard





BUSINESS MODEL

Primary Business:

> Commercial & Retail banking
> CRE, C&I, and Ag lending to small and medium size local businesses
> 1 – 4 Family Mortgages, Home Equity, and other consumer loans
> Niche markets include Hospitality, Professionals, and Agriculture

Well Positioned versus Local Competitors:

> Strong credit quality
> Improving efficiency and profitability
> Reinvesting a portion of expense savings into top line revenue growth
> Strong net interest margin (3.70% 2015)
> Well capitalized, low cost core deposit base (0.24% cost of deposits in 2015)
> Larger lending limit compared to local community banks

HERITAGE OAKS BANCORP MILESTONES

1980's

1983
Formation of Bank in Paso Robles, California on January 13, 1983

1990's

1994
Opened new branch on River Road in Paso Robles, California

Holding Company formation initial public offering with total assets of $73 million

1996
Acquired one branch from Wells Fargo & Company in Cambria, California

Opened new branch in San Luis Obispo, California

1997
Opened new branch in Cambria, California

1999
Opened new branch in Atascadero, California

2000's

2000
Opened new branch in Arroyo Grande, California

Asset size $184 million

2001
Acquired four branches from Westamerica Bancorporation along the Central Coast.

2003
Acquired Hacienda Bank (Asset Value $68 million) in Northern Santa Barbara County

2006
Opened new branch in Templeton, California

2007
Acquired Business First National Bank (Asset Value $157 million), headquarters in Santa Barbara

2010's

2012
Acquired one branch from Coast Bancorp in Morro Bay, California

Asset size $983 million

2013
Opened new branch in Morro Bay, California

2014
Acquired Mission Community Bancorp (Asset Value $447 million), headquarters in San Luis Obispo, California

Consolidated and remodeled 6 of 17 existing branches for a more efficient branch network

Opened new branch in Goleta, California

Today

12/31/15
12 full service branches & 1 loan production office

Assets:	$1.90 billion
Deposits:	$1.57 billion
Loans:	$1.25 billion

2015 Net Income of $15.3 million

Average deposits per branch over $130 million

HERITAGE OAKS BANCORP

MARKET SHARE AND MARKET DEMOGRAPHICS
SAN LUIS OBISPO AND SANTA BARBARA COUNTIES

San Luis Obispo, CA

Rank	Community Bank Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth (%)	5-Year Deposit CAGR (%)
1		Rabobank Group	14	1,433,036	24.18	(3.94)	6.37
2	1	**Heritage Oaks Bancorp**	9	1,085,795	18.32	8.19	3.68
3		Wells Fargo & Co.	8	958,606	16.18	21.39	11.10
4		Bank of America Corp.	5	783,430	13.22	13.71	2.34
5		JPMorgan Chase & Co.	10	723,436	12.21	9.51	6.74
6	2	PacWest Bancorp	5	260,637	4.40	13.74	(16.23)
7		Mitsubishi UFJ Financial Group Inc.	2	251,210	4.24	3.95	0.52
8	3	Founders Bancorp	3	169,168	2.85	11.41	12.89
9		Sierra Bancorp	3	116,927	1.97	5.53	1.98
10		U.S. Bancorp	5	110,333	1.86	3.08	1.38
		All Other Banks (4)	3	33,679	0.57	-	-
		Market Total	**67**	**5,926,257**	**100.00**	**6.21**	**3.39**

Santa Barbara, CA

Rank	Community Bank Rank	Institution	Total Branches	Total Deposits in Market ($000)	Deposit Market Share (%)	YoY Deposit Growth (%)	5-Year Deposit CAGR (%)
1		Bank of America Corp.	8	2,423,944	19.40	106.55	15.01
2		Mitsubishi UFJ Financial Group Inc.	17	2,196,770	17.58	10.33	(3.45)
3		Wells Fargo & Co.	12	2,093,140	16.76	13.11	4.92
4		Rabobank Group	14	1,233,395	9.87	4.48	5.25
5	1	Montecito Bancorp	7	959,413	7.68	2.45	4.35
6		JPMorgan Chase & Co.	13	933,669	7.47	15.45	11.09
7	2	**Heritage Oaks Bancorp**	3	438,455	3.51	10.80	6.18
8	3	Community West Bancshares	4	401,056	3.21	10.94	(1.44)
9	4	American Riviera Bank	3	346,294	2.77	8.98	13.62
10		First Republic Bank	1	290,973	2.33	22.86	12.21
		All Other Banks (10)	21	1,175,378	9.42	-	-
		Market Total	**103**	**12,492,487**	**100.00**	**21.68**	**4.41**

Source: SNL Financial, data represents balances as of 09/30/2015

OPPORTUNITIES IN OUR MARKET

- There were 13 banks who closed 26 branches in our footprint during 2014-2016
- Branch Closures by County:

County	2014	2015	2016	Grand Total
San Luis Obispo	1	7	0	8
Santa Barbara	1	5	1	7
Ventura	4	6	1	11
Total	**6**	**18**	**2**	**26**

- Top five banks who closed branches in our footprint from 2014-2016 include:
  - Rabobank closed five branches in 2015, three in Santa Barbara County and two in San Luis Obispo County
  - Union Bank closed five branches, one in 2014 and four in 2015. Two branch closures were in Ventura County, two in San Luis Obispo County, and one in Santa Barbara County
  - U.S. Bank closed three branches in 2015, two in Ventura County and one branch in San Luis Obispo County
  - Bank of America closed two branches, one branch in San Luis Obispo County in 2014 and one branch in Ventura County in 2015
  - Citibank closed two branches in San Luis Obispo County in 2015

EARNINGS PER SHARE


17% CAGR For Earnings Per Share
$0.24
$0.44
$0.37
$0.27
$0.45
2011
2012(1)
2013
2014(2)
2015

Note: Data is based on diluted earnings per share

(1) EPS in 2012 was impacted by a one-time deferred tax asset reversal

(2) EPS in 2014 was Impacted by elevated merger, restructure and integration costs due to the Mission Community Bank acquisition

HERITAGE OAKS BANCORP

OUTPERFORMING PEERS IN TOTAL SHAREHOLDER RETURN

HEOP stock has outperformed peers and major indices over the last 5 years


HEOP, $8.01
HEOP, $3.29
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
HEOP +143.47%
KBW Bank +39.97%
NASDAQ Bank +54.45%
West Coast Peer Index +52.76%
SNL Western U.S. Bank +80.60%

Source: SNL Financial

Ticker	HEOP
Exchange	NASDAQ
Market Cap (as of 01-27-2016)	$250M
Closing Price (as of 01-27-2016)	$7.27
52-Week High	$9.25
52-Week Low	$7.36
No. of shares outstanding	$34M
Annual Dividend	$0.23


Total Shareholder Return
-5%
38%
143%
1 Year
3 Year
5 Year

HERITAGE OAKS BANCORP

STRONG CAPITAL LEVELS

Heritage Oaks Bancorp has strong capital levels



12.61%
13.01%
14.26%
9.90%
6.5%
8.0%
10.0%
5.0%
CET1 Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Tier 1 Leverage Capital Ratio
Well Capitalized Regulatory Requirement
HEOP

Note: Data as of Q4-2015

PROFITABILITY TRENDS

Year End Net Income

(In thousands)


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,725
$13,037
$10,841
$8,965
$15,349
2011
2012
2013
2014
2015

Non-GAAP Earnings (1)

(In thousands)


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,633
$16,301
$14,963
$22,258
$22,961
2011
2012
2013
2014
2015

Non-GAAP Efficiency Ratio


70%
69%
68%
67%
66%
65%
64%
63%
68.0%
67.9%
69.2%
65.4%
66.3%
2011
2012
2013 (2)
2014 (2)
2015 (2)

Year End Net Interest Margin


5.00%
4.50%
4.00%
3.50%
3.00%
4.71%
4.46%
4.03%
3.97%
3.70%
2011
2012
2013
2014
2015

(1) Non-GAAP Earnings excludes taxes, loan loss provision, securities gains, gain on extinguishment of debt, and merger costs

(2) Non-GAAP Operating Efficiency less merger, restructure and integration costs

HERITAGE OAKS BANCORP

KEY CREDIT METRICS

Non Performing Assets/Total Assets


2.0%
1.5%
1.0%
0.5%
0.0%
1.35%
1.58%
0.84%
0.62%
0.43%
2011
2012
2013
2014
2015

Non-Accrual Loans


(In thousands)
$20,000
$16,000
$12,000
$8,000
$4,000
$0
$12,368
$17,309
$10,117
$10,535
$7,818
2011
2012
2013
2014
2015

Other Real Estate Owned (OREO)


(In thousands)
$1,000
$800
$600
$400
$200
$0
$917
$0
$0
$0
$328
2011
2012
2013
2014
2015

Classified Assets/(Tier I + ALLL)


50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.31%
35.40%
25.95%
28.03%
22.68%
2011
2012
2013
2014
2015

LOAN & DEPOSIT GROWTH

Loan Growth


(In millions)
$1,250
$1,150
$1,050
$950
$850
$750
$650
$550
$450
$350
17.9% Total CAGR
10.6% Organic CAGR
646
690
827
1,193
1,247
2011
2012
2013
2014
2015

Deposit Growth


(In millions)
$1,550
$1,350
$1,150
$950
$750
$550
$350
18.8% Total CAGR
10.3% Organic CAGR
786
871
974
1,395
1,565
2011
2012
2013
2014
2015

LOAN PORTFOLIO SEGMENTATION

HEOP as of 12/31/2015

Loan Portfolio Yield

4.95% for 2015



CRE NOO
30%
5.18% Yield
Agricultural
5%
3.76% Yield
C&I
13%
4.77% Yield
Consumer
1%
7.26% Yield
Construction & Land
3%
5.90% Yield
Farmland
10%
4.87% Yield
SFR
16%
4.35% Yield
MFR
6%
4.55% Yield
CRE OO
16%
5.58% Yield

Note: Data is based on total gross loans as of 12/31/2015

CRE LOAN CHARACTERISTICS

Loan Type


Commercial Real Estate Loans - OO 35%
Commercial Real Estate Loans - Non-OO 65%

Industry Type


Other 6%
Commercial 27%
Retail 17%
Restaurants / hospitality 5%
Healthcare / medical 5%
Professional 17%
Hospitality 23%

Product Type


Term Variable 62.92%
Revolving Fixed 0.02%
Revolving Variable 0.40%
Term Fixed 36.66%

Location by County


Santa Barbara 38%
Ventura 1%
All Others 9%
San Luis Obispo 52%

Note: Charts are based on total bank commitment as of 12/31/2015

HERITAGE OAKS BANCORP

AG AND FARMLAND CHARACTERISTICS

Loan Type


Agriculture Loans 45%
Farmland Loans 55%

Crop Type


Construction (Farmland) 2%
Real estate / rental and leasing
Animal production 5%
Food, beverage and tobacco 5%
Fruit and tree nut farming 35%
Other crop farming 14%
Support activities for agriculture 6%
Vegetable and melon farming 10%
Wholesale merchants 7%

Product Type


Revolving Variable 40%
Revolving Fixed 0%
Term Variable 25%
Term Fixed 35%

Location by County


Santa Barbara 53%
Ventura 9%
All Others 13%
San Luis Obispo 25%

Note: Charts are based on total bank commitment as of 12/31/2015

LOW COST DEPOSIT BASE

Low Cost Deposits

0.24% for 2015

HEOP as of 12/31/2015


Money Market
36%
Avg. 2015 Cost
0.27%
Non Interest
Bearing
33%
Other Interest
Bearing
15%
Avg. 2015 Cost
0.10%
Time Deposits
16%
Avg. 2015 Cost
0.75%

INVESTMENT PORTFOLIO COMPOSITION

HEOP as of 12/31/2015

2015 yield: 1.85%
Effective duration: 3.16 years
12/31/15 market value: $450.9 million



MBS
29%
Tax Exempt
Municipals
18%
Taxable
Municipals
6%
Private-CMO
3%
Private -MBS
4%
SBA
11%
ABS
4%
Agency-CMO
25%

Note: Data is based on market value as of 12/31/2015

HERITAGE OAKS BANCORP

STRONG INSTITUTIONAL SUPPORT (AS OF 09/30/2015)

Investor	Ownership
Carpenter & Co.	17.11%
Patriot Financial Manager LP	10.82%
Basswood Capital Management LLC	6.30%
Banc Funds Co. LLC	5.09%
Manulife Asset Management (US) LLC	5.02%
[1] Thomson Horstmann & Bryant Inc.	3.51%
MFP Investors LLC	3.40%
Phocas Financial Corp.	2.89%
Vanguard Group Inc.	2.55%
BlackRock Fund Advisors	2.28%
Maltese Capital Management LLC	1.65%
Stieven Capital Advisors LP	1.35%
Total	61.96%

[1] Report date - 12/31/2015

SUMMARY

- Largest community bank headquartered on the central coast of California;
- Management team in place with broad financial services experience;
- Focused on businesses and customers unique to our footprint;
- Strong core deposit base;
- Continuing improvement in overall asset quality;
- Poised for continued solid organic growth within our footprint; and
- Working to enhance our risk management framework to address the issues identified in our Consent Order related to BSA / AML compliance, issued in November, 2014.

KEY FOCUS AREAS


Resolve BSA issues
Grow loans and deposits organically and through acquisition
Boost non-interest income
Improve asset mix
Maintain strong credit quality
Improve efficiency and profitability
Enhance franchise and shareholder value
2016
and beyond

APPENDIX

MANAGEMENT TEAM

- **Board of Directors**
  - **Simone Lagomarsino**, *President & CEO*, Joined HEOP in 2011
    - **Joseph Stronks**, *Senior Operations Officer*, Joined HEOP in 2007
    - **Beth Turner**, *Director of Human Resources*, Joined HEOP in 2011
    - **Greg Gehlmann**, *Chief Bank Counsel*, Joined HEOP in 2015
    - **Josh Tucker**, *Chief Risk Officer*, Joined HEOP in 2016
    - **Jason Castle**, *Chief Financial Officer*, Joined HEOP in 2010
    - **Rick Arredondo**, *President & Chief Banking Officer*, Joined HEOP in 2015
    - **Bill Schack**, *Chief Credit Officer*, Joined HEOP in 2013

CONSENT ORDER – BSA / AML

- We stipulated to a Consent Order from the Federal Deposit Insurance Corporation ("FDIC") and California Department of Business Oversight ("CDBO") in November, 2014.

- Per the Consent Order, the Bank must review, update and implement an enhanced risk assessment process based on the 2010 Federal Financial Institutions Examination Council Bank Secrecy Act/Anti-Money Laundering ("BSA/AML") Examination Manual.

- Some of the areas highlighted in the Consent Order include the requirements to:
  - i) enhance customer due-diligence procedures;
  - ii) improve the enhanced due diligence analysis for high-risk customers;
  - iii) ensure the proper identification and reporting of suspicious activity;
  - iv) address and correct the noted violations of law;
  - v) ensure that there is sufficient and qualified staff; and
  - vi) ensure that all staff are properly trained to carry out the BSA/AML programs.

LOW SENSITIVITY TO MARKET RISK

- Neutral positioning over the short term. Asset sensitive earnings over long term and relative to significant market rate movements.

Economic Value of Equity — 12/31/15



400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-10.00% -8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00%
Change in EVE (%)

Net Interest Income — 12/31/15



400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-7.00% -5.00% -3.00% -1.00% 1.00% 3.00% 5.00% 7.00%
Change in NII (%)

MANAGING RISK IN A LOW RATE ENVIRONMENT

- Interest rate risk philosophy in a persistently low rate environment is to remain neutral to limited rate changes and asset sensitive to significant movements
- Target a balanced mix of Floating, Adjustable, and Fixed Rate Loans to ensure diversity in exposure to rate indices and changes in the yield curve
- Stress test earnings at risk and economic value at risk with varying model assumptions
- Selectively extend liabilities dependent on balance sheet trends and model results
- Continue focus on acquiring non interest bearing deposits
- 3 year effective duration of bond portfolio with a mix of floating and fixed investments
- Target stable cash flows and limit exposure to optionality in the bond portfolio

LOAN AND DEPOSIT COMPOSITION

	12/31/2015	9/30/2015	12/31/2014
		(dollars in thousands)	
Loans			
Real Estate Secured			
Commercial	$ 579,244	$ 581,767	$ 588,472
Residential 1 to 4 family	165,829	154,895	127,201
Farmland	120,566	107,376	98,373
Multi-family residential	79,381	75,774	78,645
Construction and land	35,669	42,571	44,660
Home equity lines of credit	31,387	31,609	38,252
Total real estate secured	1,012,076	993,992	975,603
Commercial			
Commercial and industrial	164,808	159,012	154,787
Agriculture	64,363	47,244	55,101
Other	-	-	14
Total commercial	229,171	206,256	209,902
Consumer	6,033	6,492	7,978
Total loans held for investment	1,247,280	1,206,740	1,193,483
Deferred loan fees	(1,132)	(1,056)	(1,445)
Allowance for loan and lease losses	(17,452)	(17,296)	(16,802)
Total net loans held for investment	$ 1,228,696	$ 1,188,388	$ 1,175,236
Loans held for sale	$ 9,755	$ 5,366	$ 2,586
Deposits			
Non-interest bearing deposits	$ 514,559	$ 544,782	$ 461,479
Interest bearing deposits:			
Money market deposit accounts	565,060	551,815	449,110
Time deposits	245,742	250,777	279,839
NOW accounts	129,254	120,266	108,757
Other savings deposits	110,346	104,130	95,619
Total deposits	$ 1,564,961	$ 1,571,770	$ 1,394,804